Litigations	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Litigations

26.	Litigations

The Company is a defendant in numerous legal actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management’s assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

a) Provision for legal proceedings

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation on the estimate of the costs that may be required to settle the obligations.

Tax litigations - Mainly refers to the lawsuit filed in 2011 by Valepar (merged by Vale) seeking the right to exclude the amount of dividends received in the form of interest on capital (“JCP”) from the PIS and COFINS tax base. The amount reserved for this proceeding as at June 30, 2023 is US$555 (2022: US$498). This proceeding is fully guaranteed by a judicial deposit.

Civil litigations - Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate Vale's operational activities.

Labor litigations - Refers to lawsuits for individual claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations - Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

The lawsuits related to Brumadinho event (note 22) and the Samarco dam failure (note 23) are presented in its specific notes to these financial statements and, therefore, are not disclosed below.

	Tax litigation	Civil litigation	Labor litigation	Environmental litigation	Total of litigation provision
Balance at December 31, 2022	576	291	411	14	1,292
Additions and reversals, net	3	27	51	2	83
Payments	(3)	(23)	(39)	(3)	(68)
Indexation and interest	18	20	11	2	51
Translation adjustment	49	23	37	1	110
Balance at June 30, 2023	643	338	471	16	1,468
Current liabilities	20	24	75	2	121
Non-current liabilities	623	314	396	14	1,347
Balance at June 30, 2023	643	338	471	16	1,468

Balance at December 31, 2021	456	284	358	7	1,105
Additions and reversals, net	2	24	32	6	64
Payments	(1)	(26)	(25)	-	(52)
Indexation and interest	14	28	14	-	56
Translation adjustment	29	15	25	1	70
Discontinued operations	(1)	(7)	(2)	-	(10)
Balance at June 30, 2022	499	318	402	14	1,233
Current liabilities	15	23	64	6	108
Non-current liabilities	484	295	338	8	1,125
Balance at June 30, 2022	499	318	402	14	1,233

b) Contingent liabilities

	June 30, 2023	December 31, 2022
Tax litigations	6,892	6,590
Civil litigations	1,289	1,270
Labor litigations	492	569
Environmental litigations	1,269	1,102
Total	9,942	9,531

There have not been any relevant developments since the December 31, 2022, financial statements.

c) Judicial deposits

	June 30, 2023	December 31, 2022
Tax litigations	1,052	945
Civil litigations	116	123
Labor litigations	142	134
Environmental litigations	16	13
Total	1,326	1,215

d) Guarantees contracted for legal proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$2.6 billion (R$12.3 billion) (December 31, 2022: US$2.3 billion (R$12 billion)) in guarantees for its lawsuits, as an alternative to judicial deposits.